AGREEMENT OF LEASE

                                  (Triple Net)

     THIS AGREEMENT OF LEASE is by and between Robert Levin and Suzanne Levin, husband and wife ("Landlord") and Holt's Cigar Company, Inc. ("Tenant"). Landlord and Tenant, intending to be legally bound hereby, agree as follows:

     1. Premises.

     Landlord does hereby demise and let unto Tenant and Tenant does hereby lease and take from Landlord for the term and upon the terms, covenants, conditions and provisions set forth herein all of the building ("Building") on a tract of land ("Parcel") located at 1522 Walnut Street, Philadelphia, Pennsylvania (the Building, the Parcel and any other improvements thereon being herein collectively called the "Premises").

     2. Tenant's Work.

     Tenant agrees to perform any work which is necessary for the use and enjoyment of the Premises by Tenant. All of such work shall be performed by Tenant in compliance with all applicable governmental requirements, the requirements of this Lease and the requirements of all mortgages and encumbrances of record to which this Lease is subject.

     3. Term and Extension.

     The term of this lease shall commence on November 1, 1994 (herein called the "Commencement Date"). Unless sooner terminated in accordance with the terms hereof, the term of this lease shall end without the necessity of notice from either party on October 31, 2004 ("Expiration Date"). Tenant shall have the right to extend the term of this Lease for one additional term of up to five (5) years, such extension to be upon the terms and conditions of this Lease and upon such other terms and conditions as are reasonably required by Landlord in a notice given to Tenant at least thirty (30) days prior to the commencement of the extension term.

     4. Use of Premises.

Tenant may use the Premises for any lawful use.

     5. Rent.

         (a) Minimum Annual Rent. Each month of the initial term of this lease Tenant shall pay rent, without notice or demand, and without set off, due and payable on the first day of each calendar month. Each Month of any extension term of this lease Tenant shall pay rent of Fifty-three Thousand Four Hundred and Ninety-six ($53,496.00) Dollars per year, payable in equal monthly installments of Four Thousand Four Hundred and Fifty-eight ($4,458.00) Dollars per month without notice or demand, and without set off, due and payable on the first day of each calendar month. Minimum annual rent for any partial month shall be prorated. Unless otherwise specifically provided, all sums shall be paid to Landlord at the address given in Article 24 hereof.

         (b) Net Lease. It is the purpose and intent of Landlord and Tenant that the minimum total rent referred to above shall be absolutely net to Landlord such that Tenant shall be responsible for all costs of renovating, improving, operating and maintaining the Premises, including without limitation, the costs of insurance, real estate taxes, utilities and all repairs and maintenance of the Premises and that Landlord shall have no obligation or responsibility to pay or reimburse Tenant for any of such costs.

         (c) Debt Service. The "debt service on the Premises" shall be a sum equal to the aggregate monthly amount of principal, interest, service fees, late fees and other costs and fees of any nature due under any mortgages on the Premises which secure loans made to Landlord for the acquisition, renovation, expansion or improvement of the Premises or for the refinancing of any such loans.

     6. Impositions.

     Used in this lease the term "Impositions" refers to all levies, taxes, assessments and all charges, imposts or burdens of whatsoever kind and nature, ordinary or extraordinary, which are applicable to the term of this lease, and which are assessed or imposed against the Premises by any state or municipal government or public authority, or under any law, ordinance or regulation thereof, or pursuant to any recorded covenants or agreements upon or with respect to the Premises or any part thereof, any improvements thereto or this lease.

     7. Insurance.

         (a) Liability. Tenant, at Tenant's sole cost and expense, shall maintain and keep in effect throughout the term insurance against liability for bodily injury (including death) or property damage in or about the Premises under a policy of comprehensive general public liability insurance, with such limits as to each as may be reasonably required by Landlord from time to time, but not less than $3,000,000 combined single limit. The policies of comprehensive general public liability insurance shall name Landlord, Tenant and any mortgagee (if Landlord so requests) as the insured parties. Each such policy shall provide that it shall not be cancelable without at least thirty (30) days prior written notice to Landlord and to any mortgagee named in an endorsement thereto and shall be issued by an insurer and in a form satisfactory to Landlord, which form shall exculpate Landlord and mortgagee from all defenses of the insurer against Tenant except non-payment of the premium. At least ten (10) days prior to the Commencement Date and each anniversary of the Commencement Date, a certificate of insurance shall be delivered to Landlord and to any mortgagee designated by Landlord. If Tenant shall fail, refuse or neglect to obtain or to maintain any insurance that it is required to provide or to furnish Landlord with satisfactory evidence of coverage on any such policy, Landlord shall have the right to purchase such insurance. All such payments made by Landlord shall be recoverable by Landlord from Tenant, together with interest thereon, as additional rent promptly upon being billed therefor.

         (b) Property. Tenant, at Tenant's sole cost and expense, shall maintain and keep in effect on all of the Premises and all of Tenant's property and on Tenant's alterations or improvements to the Premises throughout the term fire insurance and insurance with respect to risks from time to time included under an "All-Risk" endorsement, in amounts sufficient to prevent Landlord or Tenant from becoming co-insurers of any loss but in any event in amounts not less than 100% of the then full insurable value of such items.

         (c) Other Insurance. Tenant, at tenant's sole cost and expense shall throughout the term keep in effect such other insurance coverage as Landlord shall reasonably require, including without limitation, workmen's compensation insurance.

     8. Repairs and Maintenance: Surrender.

     Tenant, at its sole cost and expense and throughout the term of this lease, shall keep and maintain the entire Premises in a neat and orderly condition including any necessary repairs or replacements, whether structural or nonstructural. At the expiration or earlier termination of the term hereof, Tenant shall promptly yield up, clean and neat, and in the same condition, order and repair in which they are required to be kept throughout the term hereof, the Premises and all improvements, alterations and additions thereto, ordinary wear and tear excepted.

     9. Utilities.

     Tenant shall be solely responsible to arrange for, install meters, and to pay for any utility service and for any janitorial or trash removal or other service necessary for its use of the Premises.

     10. Governmental and Other Regulations.

     Tenant shall not violate any laws, ordinances, notices, orders, rules, regulations or requirements of any federal, state or municipal government or any department, commission, board or officer thereof, or of the National Board of Fire Underwriters or any other body exercising similar functions, or of the rules adopted by the Landlord, relating to the Premises or to the use or manner of use of the Premises by Tenant and shall at its own expense keep the Premises in compliance with all of such requirements.

     11. Alterations, Additions and Fixtures.

         (a) Subject to the provisions of Article 12 hereof, Tenant shall have the right to install in the Premises any trade fixtures from time to time during the term of this lease; provided, however that no such installation or removal thereof shall affect the structural portion of the Premises and that Tenant shall repair and restore any damage or injury to the Premises caused thereby.

         (b) Tenant shall not make or permit to be made any alterations, improvements or additions to the Premises without on each occasion first presenting to Landlord plans and specifications therefor and obtaining Landlord's prior written consent thereto which consent shall not be unreasonably withheld. If Landlord shall consent to any such proposed alterations, improvements, or additions, then Tenant shall make the proposed alterations, improvements and additions at Tenant's sole cost and expense. Any and all alterations, improvements and additions to the Premises which are constructed, installed or otherwise made by Tenant shall be the property of Tenant until the expiration or sooner termination of this lease; at that time all such alterations and additions shall remain on the Property and become the property of Landlord without payment therefor by Landlord; unless, upon the termination of this lease, Landlord shall give written notice to Tenant to remove the same; in which event Tenant will remove such alterations, improvements and additions, and repair and restore any damage to the Premises caused by the installation or removal thereof.

     12. Mechanics' Liens.

     Tenant shall promptly pay any contractors and materialmen who supply labor, work or materials to Tenant at the Premises so as to minimize the possibility of a lien attaching to the Premises. Tenant shall take all steps permitted by law in order to avoid the imposition of any mechanic's, laborer's or materialman's lien upon the Premises. Should any such lien or notice of lien be filed for work performed for Tenant other than by Landlord, Tenant shall bond against or discharge the same within fifteen (15) days after the lien or claim is filed or formal notice of said lien or claim has been issued regardless of the validity of such lien or claim. Nothing in this lease is intended to authorize Tenant to do or cause any work or labor to be done or any materials to be supplied for the account of Landlord, all of the same to be solely for Tenant's account and at Tenant's risk and expense.

     13. Landlord's Right of Entry.

         (a) Tenant shall permit Landlord and the authorized representatives of Landlord and of any mortgagee or any prospective mortgagee to enter the Premises at all reasonable times, upon notice reasonable under the circumstances, for the purpose of (i) inspecting them or (ii) making any necessary repairs thereto and performing any work therein. During the progress of any work on the Premises, Landlord will attempt not to inconvenience Tenant, but shall not be liable for inconvenience, annoyance, disturbance, loss of business or other damage to Tenant by reason of making any repair or by bringing or storing materials, supplies, tools and equipment in the Premises during the performance of any work, and the obligations of Tenant under this lease shall not be thereby affected in any manner whatsoever.

         (b) Landlord shall have the right at all reasonable times to enter and to exhibit the Premises for the purpose of sale or mortgage, and, during the last nine (9) months of the term of this lease, to enter and to exhibit the Premises to any respective tenant and to place a sign advertising the availability of the Premises.

     14. Damage by Fire or Other Casualty.

     If the Premises or Building shall be damaged or destroyed by fire or other casualty, Tenant shall promptly notify Landlord, and Tenant, subject to the availability of adequate insurance proceeds and subject to the requirements of Landlord's mortgagee, promptly shall repair the damage to substantially the same condition in which they were immediately prior to such damage or destruction. Tenant shall not be entitled to an abatement of rent or of any other charges and Tenant shall be responsible to repair any damage to Tenant's property.

     15. Indemnification of Landlord.

     Tenant will indemnify Landlord and save Landlord harmless from and against any and all claims, actions, damages, liability and expense (including without limitation fees of attorneys, investigators and experts) in connection with loss of life, personal injury or damage to property caused to any person in or about the Premises or arising out of the occupancy or use by Tenant of the Premises or any part thereof or occasioned wholly or in part by any act or omission of Tenant, its agents, contractors, employees, licensees or invitees; unless such loss, injury or damage was caused by the gross negligence of Landlord, its agents, contractors, employees, licensees or invitees. Without limiting the foregoing, Tenant will forever release and hold Landlord harmless from all claims arising out of damage to Tenant's property unless such damage occurs as a result of Landlord's gross negligence. In case any such claim, action or proceeding is brought against Landlord, upon notice from Landlord and at Tenant's sole cost and expense, Tenant shall resist or defend such claim, action or proceeding or shall cause it to be resisted or defended by an attorney acceptable to Landlord.

     16. Condemnation.

     If all of the Premises are taken by a condemnation; or if any part of the Premises is taken by a condemnation and the remainder thereof is insufficient for the reasonable operation therein of Tenant's business; or if any of the Property is taken by a condemnation and, in Landlord's sole opinion, it would be impractical or the condemnation proceeds are insufficient to restore the remainder of the Property; then, in any such event, this lease shall terminate and all obligations hereunder shall cease as of the date upon which possession is taken by the condemnor and the rent herein reserved shall be apportioned and paid in full by Tenant to Landlord to that date and all rent prepaid for periods beyond that date shall forthwith be repaid by Landlord to Tenant.

     17. Quiet Enjoyment.

     Tenant, upon paying the minimum rent, additional rent and other charges herein provided for, and observing and keeping all covenants, agreements and conditions of this lease on its part to be kept, shall quietly have and enjoy the Premises during the term of this lease without hindrance or molestation by anyone claiming by or through Landlord, subject, however, to the exceptions, reservations and conditions of this lease and to exceptions and restrictions of record.

     18. Assignment and Subletting.

     Tenant shall not assign, mortgage, pledge or encumber this lease, or sublet the whole or any part of the Premises, without the prior written consent of Landlord which consent shall not be unreasonably withheld. This prohibition against assigning or subletting shall be construed to include a prohibition against any assignment or subletting by operation of law, and/or a transfer by any person or persons controlling Tenant on the date of the lease of such control to a person or persons not controlling Tenant on the date of the lease. In the event of any assignment of this lease made with or without Landlord's consent, Tenant nevertheless shall remain liable for the performance of all of the terms, conditions and covenants of this lease and shall require any assignee to execute and deliver to Landlord an assumption of liability agreement in form satisfactory to Landlord, including an assumption by the assignee of all of the obligations of Tenant and the assignee's ratification of and agreement to be bound by all the provisions of this lease. Landlord shall be entitled to, and Tenant shall promptly remit to Landlord, any profit which may inure to the benefit of Tenant as a result of any subletting of the Premises or assignment of this lease, whether or not consented to by Landlord.

     19. Subordination.

     This Lease and Tenant's rights hereunder shall be subject and subordinate at all times in hen and priority to any mortgage or other encumbrance now or hereafter placed upon or affecting the Premises, and to all renewals, modifications, consolidations and extensions thereof, without the necessity of any further instrument or act on the part of Tenant. Tenant shall execute and deliver upon demand any further instrument or instruments confirming the subordination of this lease to the lien of any such mortgage or to the lien of any other mortgage if requested to do so by Landlord, and any further instrument or instruments of attornment that may be desired by any such mortgagee or Landlord. Notwithstanding the foregoing, any mortgagee may at any time subordinate its mortgage to this lease, without Tenant's consent, by giving notice in writing to Tenant, and thereupon this lease shall be deemed prior to such mortgage without regard to their respective dates of execution and delivery, and in that event such mortgagee shall have the same rights with respect to this lease as though this lease had been executed prior to the execution and delivery of the mortgage and had been assigned to such mortgagee.

     20. Tenant's Certificate.

     Tenant, at any time and from time to time and within ten (10) days after Landlord's written request, shall execute, acknowledge and deliver to Landlord a written instrument in recordable form certifying that this lease is unmodified and in full force and effect (or, if there have been modifications, that it is in full force and effect as modified and stating the modifications); certifying that Tenant has accepted possession of the Premises; stating the date on which the term of the lease commenced and the dates to which minimum rent, additional rent and other charges have been paid in advance, if any; stating that to the best knowledge of the signer of such instrument Landlord is not in default of this lease (or if there is an alleged default on the part of Landlord, describing the same); stating any other fact or certifying any other condition reasonably requested by Landlord or required by any mortgagee or prospective mortgagee or purchaser of the Premises or any interest therein, and stating that it is understood that such instrument may be relied upon by any mortgagee or prospective mortgagee or purchaser of the Premises or any interest therein or by any assignee of Landlord's interest in this lease or by any assignee of any mortgagee. The foregoing instrument shall be addressed to Landlord and to any mortgagee, prospective mortgagee, purchaser or other party specified by Landlord.

     21. Curing Tenant's Defaults.

     If Tenant shall be in default in the performance of any of its obligations hereunder, Landlord, without any obligation to do so, in addition to any other rights it may have in law or equity, may elect to cure such default on behalf of Tenant after written notice (except in the case of emergency) to Tenant. Tenant shall reimburse Landlord upon demand for any sums paid or costs incurred by Landlord in curing such default, including interest thereon from the respective dates of Landlord's making the payments and incurring such costs, which sums and costs together with interest thereon shall be deemed additional rent payable promptly upon being billed therefor.

     22. Defaults--Remedies.

         (a) Defaults. It shall be an event of default:

             (i) If Tenant does not pay in full when due any and all installments of minimum rent or additional rent or any other charges or payments whether or not herein included as rent and such failure continues for a period of five (5) days after notice from Landlord; or

             (ii) If Tenant violates or fails to perform or otherwise breaches any agreement, term, covenant or condition herein contained and such violation or failure continues for a period of twenty (20) days after notice from Landlord, or

             (iii) If Tenant becomes insolvent or bankrupt in any sense or makes an assignment for the benefit of creditors or offers a composition or settlement to creditors, or if a petition in bankruptcy or for reorganization or for an arrangement with creditors under any federal or state law is filed by or against Tenant, or a bill in equity or other proceeding for the appointment of a receiver, trustee, liquidator, conservator or similar official for any of Tenant's assets is commenced, or if any of the real or personal property of Tenant shall be levied upon by any sheriff, marshal or constable; provided, however, that any proceeding brought by anyone other than the parties to this lease under any bankruptcy, reorganization arrangement, insolvency, readjustment, receivership or similar law shall not constitute a default until such proceeding, decree, judgment or order has continued unstayed for more than sixty (60) consecutive days.

             (iv) If any of the events enumerated in Paragraph (a) (iii) of this Article shall happen to any guarantor of this lease;

         (b) Remedies. Then, and in any such event, Landlord shall have all rights and remedies available at law or in equity, including but not limited to the following rights:

             (i) Late Charges. To charge a late payment penalty of five (5%) percent of any amount owed to Landlord pursuant to this lease which is not paid within five (5) days of the date which is set forth in the lease if a date is specified, or, if a date is not specified, within fifteen (15) days of the mailing of a bill therefor by Landlord. If Landlord incurs a penalty or additional fee of any nature in connection with any payment which Tenant has failed to make within the times required in this lease, Tenant shall pay Landlord, in addition to such sums, the full amount of such penalty incurred by Landlord.

             (ii) Acceleration. To accelerate the whole or any part of the rent for the entire unexpired balance of the term of this lease, as well as all other charges, payments, costs and expenses herein agreed to be paid by Tenant, and any rent or other charges, payments, costs and expenses if so accelerated shall, in addition to any and all installments of rent already due and payable and in arrears, and any other charge or payment herein reserved, included or agreed to be treated or collected as rent and any other charge, expense or cost herein agreed to be paid by Tenant which may be due and payable and in arrears, be deemed due and payable as if, by the terms and provisions of this lease, such accelerated rent and other charges, payments, costs and expenses were on that date payable in advance.

             (iii) Re-entry: Termination; Reletting. To reenter the Premises, together with all additions, alterations and improvements, and, at the option of Landlord, remove all persons and all or any property therefrom, either by summary dispossess proceedings or by any suitable action or proceeding at law or by force or otherwise, without being liable for prosecution for damages therefor, and repossess and enjoy the Premises. Upon recovering possession of the Premises by reason of or based upon or arising out of a default on the part of Tenant, Landlord may, at Landlord's option, either terminate this lease or make such alterations and repairs as may be necessary in order to relet the Premises and relet the Premises or any part or parts thereof, either in Landlord's name or otherwise, for a term or terms which may, at Landlord's option, be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and at such rent or rents and upon such other terms and conditions as in Landlord's sole discretion may seem advisable and to such person or persons as may in Landlord's discretion seem best; upon each such reletting all rents received by Landlord from such reletting shall be applied: first, to the payment of any costs and expenses of such reletting, including brokerage fees and attorney's fees and all costs of such alterations and repairs; second, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; third, to the payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as it may become due and payable hereunder. If such rentals received from such reletting during any month shall be less than that to be paid during that month by Tenant, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such reentry or taking possession of the Premises or the making of alterations or improvements thereto or the reletting thereof shall be construed as an election on the part of Landlord to terminate this lease unless written notice of such intention be given to Tenant. Landlord shall in no event be liable in any way whatsoever for failure to relet the Premises or, in the event that the Premises or any part or parts thereof are relet, for failure to collect the rent thereof under such reletting. Tenant, for Tenant and Tenant's successors and assigns, hereby irrevocably constitutes and appoints Landlord as Tenant's and their agent to collect the rents due and to become due under all subleases of the Premises or any parts thereof without in any way affecting Tenant's obligation to pay any unpaid balance of rent due or to become due hereunder. Notwithstanding any such reletting without termination, landlord may at any time thereafter elect to terminate this lease for such previous breach.

             (iv) Termination. To terminate this lease and the term hereby created without any right on the part of Tenant to waive the forfeiture by payment of any sum due or by other performance of any condition, term or covenant broken. Whereupon Landlord shall be entitled to recover, in addition to any and all sums and damages for violation of Tenant's obligations hereunder in existence at the time of such termination, damages for Tenant's default in amount equal to the amount of the rent reserved for the balance of the term of this lease, as well as all other charges, payments, costs and expenses herein agreed to be paid by Tenant, all discounted at the rate of six percent (6%) per annum to their then present worth, less the fair rental value of the Premises for the remainder of said term, also discounted at the rate of six percent (6%) per annum to its then present worth, all of which amount shall be immediately due and payable from Tenant to Landlord.

             (v) Remedies Cumulative. All of the remedies hereinbefore given to Landlord and all rights and remedies given to it by law, shall be cumulative, and concurrent. No determination of this lease or the taking or recovering of the Premises shall deprive Landlord of any of its remedies or actions against the Tenant for rent then due or which would thereafter come due as if there had been no determination of this lease or recovery of the premises, or for damages, or for the breach of any covenant herein contained, nor shall the bringing of any action for rent or damages or breach of covenant, or the resort to any other remedy herein provided for the recovery of rent or damages be construed as a waiver of the right to obtain possession of the premises.

         (c) Non-Waiver. No waiver by Landlord of any breach by Tenant of any of Tenant's obligations, agreements or covenants herein shall be a waiver of any subsequent breach or of any obligation, agreement or covenant, nor shall any forbearance by Landlord to seek a remedy for any breach by Tenant be a waiver by Landlord of any rights and remedies with respect to such or any subsequent breach.

     23. Liability of Landlord and Tenant.

         (a) Landlord. The word "Landlord" is used herein to include the Landlord named above as well as its heirs, successors and assigns, each of whom shall have the same rights, remedies, powers, authorities and privileges as he would have had the originally signed this lease as Landlord. Any such person, whether or not named herein, shall have no liability hereunder after he ceases to hold title to the Premises except for obligations which may have theretofore accrued. Neither Landlord nor any principal of Landlord nor any owner of the Building or the Parcel, whether disclosed or undisclosed, shall have any personal liability with respect to any of the provisions of this lease or the Premises, and if Landlord is in breach or default with respect to Landlord's obligations under this lease or otherwise, Tenant shall look solely to the equity of Landlord in the Premises for the satisfaction of Tenant's remedies.

         (b) Tenant. The word "Tenant" is used herein to include the Tenant named above as well as its successors and assigns, each of which shall be under the same obligations, liabilities and disabilities and each of which shall have the same rights, privileges and powers as it would have possessed had it originally signed this lease as Tenant. Each and every of the persons named above as Tenant shall be bound jointly and severally by the terms, covenants and agreements contained herein. However, no such rights, privileges or powers shall inure to the benefit of any assignee of Tenant, immediate or remote, unless the assignment to such assignee is permitted or has been approved in writing by Landlord. Any notice required or permitted by the terms of this lease may be given by or to any one of the persons named above as Tenant, and shall have the same force and effect as if given by or to all thereof.

     24. Notices.

     All notices demands, requests, consents, certificates and waivers required or permitted hereunder from either party to the other shall be in writing and sent by United States certified mail, return receipt requested, postage prepaid. Notices to Tenant shall be addressed to the Premises.

     Notices to Landlord shall be addressed to:

          Mr. Robert Levin
          Holt's Cigar Company, Inc.
          2901 Grant Avenue
          Philadelphia, PA 19114

with a copy to any mortgagee or other party designated by Landlord. Either party may at any time, in the manner set forth for giving notices to the other, specify a different address to which notices to it shall be sent.

     25. Security Deposit.

     There is no security deposit under this lease.

     26. Mortgages, Easements and Installment Sales Agreements.

     Tenant agrees to comply with the terms and conditions of any mortgages, easements, installments sales agreements or other instruments affecting the Premises of which Landlord gives Tenant notice. In the even that Landlord fails to perform any obligation of Landlord under this Lease, shall give notice thereof to each mortgagee and installment sale seller of which Tenant has notice and shall give each a period (noncumulative) of thirty days in which to remedy such failure of Installment.

     IN WITNESS WHEREOF, each party hereto has caused this agreement to be duly executed under seal.


                                            LANDLORD

                                            By: /s/ Robert Levin
                                                -------------------------------
                                                ROBERT LEVIN

                                            By: /s/ Suzanne Levin
                                                -------------------------------
                                                SUZANNE LEVIN


                                            TENANT

                                            By: /s/ Robert Levin, Pres.
                                                -------------------------------
                                                Robert Levin, President

                          ADDENDUM TO LEASE AGREEMENT

     This Addendum to the Agreement of Lease dated this 5th day of March 1997, between ROBERT LEVIN and SUZANNE LEVIN, husband and wife ("LESSOR") and HOLT'S CIGAR COMPANY, INC. ("LESSEE") for the One ($1.00) Dollar and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree to be legally bound hereby agree as follows:

     1. Paragraph 5 shall be amended as follows:

     (a) Minimum Annual Rent. Each month of the initial term of this lease, Tenant shall pay rent, without notice or demand, and without set off, due and payable on the first day of each calendar month. The Minimum Annual Rent shall be Sixty Thousand ($60,000.00) Dollars payable in equal monthly installments of Five Thousand ($5,000.00) Dollars per month.

     IN WITNESS WHEREOF, the parties have hereunto set their hands and seals on the day and date first above written.


                                            LANDLORD:

                                            By: /s/ Robert Levin
                                                -------------------------------
                                                ROBERT LEVIN

                                            By: /s/ Suzanne Levin
                                                -------------------------------
                                                SUZANNE LEVIN


                                            TENANT:

                                            HOLT'S CIGAR COMPANY

                                            By: /s/ Robert Levin
                                                -------------------------------
                                                ROBERT LEVIN, PRESIDENT

                          ADDENDUM TO LEASE AGREEMENT

     This Addendum to the Agreement of Lease dated this 1st day of June, 1997, between ROBERT LEVIN and SUZANNE LEVIN, husband and wife ("LESSOR") and HOLT'S CIGAR COMPANY, INC. ("LESSEE') for the One ($1.00) Dollar and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree to be legally bound hereby agree as follows:

     1. Paragraph 5 shall be amended as follows:

     (a) Minimum Annual Rent. Each month of the initial term of this lease, Tenant shall pay rent, without notice or demand, and without set off, due and payable on the first day of each calendar month. The Minimum Annual Rent shall be Seventy-five Thousand ($75,000.00) Dollars payable in equal monthly installments of Six Thousand Two-hundred and Fifty ($6,250.00) Dollars per month.

     IN WITNESS WHEREOF, the parties have hereunto set their hands and seals on the day and date first above written.


                                            LANDLORD:

                                            By: /s/ Robert Levin
                                                -------------------------------
                                                ROBERT LEVIN

                                            By: /s/ Suzanne Levin
                                                -------------------------------
                                                SUZANNE LEVIN


                                            TENANT:

                                            HOLT'S CIGAR COMPANY

                                            By: /s/ Robert Levin
                                                -------------------------------
                                                ROBERT LEVIN, PRESIDENT